THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND
   MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE
AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS
  NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM
                   THE REGISTRATION REQUIREMENTS OF THE LAWS.


                           BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                   8% CONVERTIBLE SUBORDINATED PROMISSORY NOTE


$100,000.00                                               March 30, 2007


     FOR VALUE RECEIVED, the undersigned, BAYWOOD INTERNATIONAL, INC., a Nevada corporation ("Baywood") and BAYWOOD ACQUISITION, INC., a Nevada corporation and a wholly-owned subsidiary of Baywood ("Buyer"), each located at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260 (each of Baywood and Buyer may sometimes be referred to herein as a "Company", and together, the "Companies"), hereby, jointly and severally, promise to pay to the order of THOMAS PINKOWSKI, an individual residing at 3703 Calle Fino Clarete San Clemente, California 92673 ("Holder"), in lawful money of the United States, the principal amount of One Hundred Thousand Dollars ($100,000), together with interest on the unpaid principal amount hereof, from the date hereof until the outstanding principal amount hereof shall be paid in full, at the rate of eight percent (8%) per annum computed on the basis of a 365-day year.

     1.     Note.  This  subordinated  promissory  note  (this  "Note") is being
            ----
delivered by the Companies to Holder in partial consideration for the purchase of the Purchased Assets and the LifeTime Business (as such terms are defined in that certain Asset Purchase Agreement, of even date herewith, by and among the Companies, LifeTime and the LifeTime Representatives defined therein, including Holder (the "Asset Purchase Agreement")). Unless otherwise stated herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2.     Payment.  The  principal  amount  of  this  Note shall be payable in
            -------
eight equal quarterly installments of TWELVE THOUSAND FIVE HUNDRED DOLLARS ($12,500), on the last day of March, June, September and December, commencing June 30, 2007 through March 31, 2009. Accrued interest shall be payable in arrears on each such installment payment date and at maturity. All payments shall be made in immediately available funds at Holder's address set forth in the Asset Purchase Agreement, or such other address as Holder may designate in writing to the Companies.

     3.     Prepayment.  Subject  to  Holder's prior right to convert all or any
            ----------
portion of this Note into shares of Common Stock (hereafter defined), this Note may be prepaid in whole or in part at any time or from time to time without premium or penalty or discount, together with accrued interest to the date of payment on the principal amount prepaid.

     4.     Optional  Conversion  of  Note.
            -------------------------------

          4.1.     Conversion  Procedure.
                   ---------------------

               (a) At any time Holder at his option may convert all or any portion of this Note into the number of shares (rounded to the nearest share) of common stock, par value $0.001 per share, of Baywood (the "Common Stock"), computed by dividing the principal amount of this Note to be converted together with the accrued interest on such principal amount by the Conversion Price (hereafter defined) then in effect.

               (b) Holder shall effect a conversion by surrendering this Note accompanied by a proper assignment thereof to the Companies together with a completed and duly executed conversion notice in the form annexed hereto. Such conversion of this Note will be deemed to have been effected as of the close of business on the date on which this Note and the duly completed exercise notice have been surrendered at the principal office of the Companies. At such time as such conversion has been effected, the rights of Holder to receive payments of principal and interest hereon will cease and Holder will be deemed to have become the holder of record of the shares of Common Stock represented thereby. Provisions of this Note that apply to conversion of all of this Note also apply to conversion of a portion of it.

               (c) As soon as possible after a conversion has been effected (but in any event within five (5) days after the surrender of this Note and the conversion notice to the Company), the Companies will deliver to Holder:

                         (i) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in the name of Holder in such denomination or denominations as Holder has specified; and

                        (ii) a new duly executed Note for the principal amount of this Note which was delivered to the Companies in connection with such conversion but which was not converted.

               (d) The issuance of certificates for shares of Common Stock upon conversion of this Note will be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by Baywood in connection with such conversion and the related issuance of shares of Common Stock. Baywood represents and warrants that upon conversion of this Note, the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

               (e) The Companies will not close their respective books against the transfer of this Note or of Common Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. Baywood will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock acquirable upon conversion of this Note is at all times equal to or less than the Conversion Price then in effect.

               (f) This Note, when delivered for conversion, shall be cancelled by the Companies.

          4.2     Conversion  Price.
                  -----------------

               (a) The initial Conversion Price will be $0.05 per share during the first twelve (12) months from the date hereof, $0.08 per share for months twelve (12) through twenty-four (24) from the date hereof, and $0.10 per share thereafter until the payment in full of this Note. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 4.2.

               (b)     Reorganization,  Reclassification,  Merger  or  Sale.  In
                       ----------------------------------------------------
     case Baywood shall effect a reorganization, shall merge with or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business and, pursuant to the terms of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of Baywood, successor or transferee or an affiliate thereof are to be received by or distributed to the holders of Common Stock, then Holder shall be provided with written notice from Baywood informing Holder of the terms of such reorganization, merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least ten (10) days in advance of such record date, and Holder shall have, in addition to the rights provided for herein, the right to receive, at Holder's election, either (i) upon conversion of this Note, the number of shares of stock or other securities, property or assets of Baywood, successor, transferee or affiliate thereof or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such event or (ii) the securities into which this Note is converted upon, or as a result of such reorganization, merger, consolidation or disposition of assets. The provisions of this paragraph (b) of this Section 4.2 shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

               (c)     Subdivision  or  Combination of Common Stock.  If Baywood
                       --------------------------------------------
     declares a dividend or other distribution payable in shares of Common Stock or any shares of a class or series convertible into Common Stock (together with the Common Stock, "Securities") or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Conversion Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall forthwith be adjusted to that price determined by multiplying the Conversion Price by a fraction (i) the numerator of which shall be the total number of outstanding shares of such Common Stock and Securities immediately prior to such dividend, other distribution, subdivision or combination and (ii) the denominator of which shall be the total number of outstanding shares of such Common Stock and Securities (including the number of shares of Common Stock into which such newly issued Securities are then convertible), immediately after such dividend, other distribution, subdivision or combination.

               (d) In case Baywood shall distribute to the holders of Common Stock evidences of indebtedness issued by Baywood, or assets (excluding cash dividends) then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution, the Conversion Price in effect thereafter shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be an amount equal to the remainder of (A) the Current Market Price (as hereafter defined) of one share of Common Stock less (B) the fair value (as determined in good faith by Baywood's board of directors) of the evidences of indebtedness or assets so distributed in respect of one share of Common Stock, as the case may be, and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock. Such adjustment shall be made on the date such distribution is made, and shall become effective at the opening of business on the business day following the record date for the determination of stockholders entitled to such distribution.

          For purposes of this Note, "Current Market Price" on any day of determination means the closing price of a share of Common Stock on the over-the-counter bulletin board as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the board of directors of Baywood for that purpose, or if not so available, a price determined in good faith by the board of directors of Buyer as being equal to the fair market value thereof, as the case may be.

               (e)     Notice  of  Adjustment.  Whenever  the  Conversion  Price
                       ----------------------
     shall be adjusted as provided in this Section 4.2, Baywood shall forthwith send by first class mail, postage prepaid to Holder at his address as shown in the records of Baywood a statement, certified by the chief financial officer of Baywood, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.

          4.3     Reservation  of  Common  Stock.  Baywood  shall  at  all times
                  ------------------------------
     reserve and keep available for issuance upon the conversion of this Note such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of this

     Note, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable. The transfer agent for any shares of Baywood's capital stock issuable upon the exercise of any of the rights of purchase aforesaid, will be authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be requisite for such purpose. Baywood will keep a copy of this Note on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of Baywood's capital stock issuable upon the exercise of the rights of purchase represented by the foregoing conversion rights. Baywood will supply the transfer agent with duly executed stock certificates for issue against exercise of the foregoing conversion rights and will provide or otherwise make available any cash which may be payable in lieu of fractional shares as provided hereinabove.

          4.4     No  Voting  Rights;  Limitations of Liability.  This Note will
                  ----------------------------------------------
     not entitle Holder to any voting rights or other rights as a stockholder of Baywood. No provision of this Note, in the absence of affirmative action by Holder to purchase Common Stock, and no enumeration in this Note of the rights or privileges of Holder, will give rise to any liability of such Holder for the Conversion Price of Common Stock acquirable by exercise hereof or as a stockholder of Baywood.

     5.     Subordination.  The  payment  of  this Note shall be subordinate and
            -------------
     junior in right of payment to the prior payment of senior debt pursuant to a Subordination Agreement of even date herewith, by and among Vineyard Bank, N.A., the Companies and the LifeTime Representatives, including Holder.

     6.     Events  of  Default;  Remedies.
            ------------------------------

          6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) Default by the Companies in the payment of the principal of or interest on this Note when and as the same shall become due and payable and such default shall continue for fifteen (15) days after written notice thereof from Holder; or

               (b) (i) Commencement by either Company of a voluntary case under the federal bankruptcy laws (as now of hereafter in effect);
     (ii) either Company applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets; (iii) either Company making a general assignment for the benefit of creditors; or (iv) the failure of either Company generally to pay its debts as they become due; or

               (c) The entry of a decree or order by any court of competent jurisdiction in respect of either Company granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect); or (ii) appointment of a trustee, receiver, custodian or liquidator for such Company or for a substantial part of its assets, and such case or proceeding shall continue undismissed or unstayed for a period of one hundred twenty (120) consecutive days.

          6.2 Upon the happening of any Event of Default hereunder, the entire principal sum and all interest thereon, at the option of Holder, may be declared and thereupon shall become immediately due and payable. In such event the Companies shall be responsible to pay all of Holder's reasonable costs of collection, including attorney's fees.

     7.     Notices.  All notices and other communications required or permitted
            -------
under this Note shall be made in accordance with the provisions of the Asset Purchase Agreement. The Companies waive presentment for payment, notice of non-payment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of any kind.

     8.      Amendment; Waiver.  This Note may not be amended or modified except
             -----------------
by an instrument in writing duly executed by the Companies and Holder. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.     Severability.  If  any provision hereof shall for any reason be held
            ------------
to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

     10.     Assignment.  This  Note  may  be  assigned,  pledged, negotiated or
             ----------
transferred by Holder and shall inure to the benefit of Holder, its successors and assigns.

     11.     Governing  Law  Waiver of Jury Trial.  This Note is made under, and
             ------------------------------------
shall be construed and enforced in accordance with, the internal laws of the State of Arizona, without regard to principles of conflicts of laws. The Companies irrevocably waive, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Note.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the 30th day of March, 2007.


                                             BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President & C.E.O.


                                             BAYWOOD  ACQUISITION,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President

                           [FORM OF CONVERSION NOTICE]
Baywood International, Inc.
Baywood Acquisition, Inc.
14950 North 83rd Place, Suite 1
Scottsdale, Arizona 85260

     The undersigned Holder of the 8% Subordinated Convertible Note of the Companies dated March __, 2007 hereby irrevocably exercises its option to convert [$_______] of unpaid principal and [$_______] of accrued interest on the
Note into shares of Common Stock of Baywood International, Inc., in accordance with the terms of the Note. The undersigned hereby delivers the Note to the Companies for such conversion. The undersigned hereby instructs the Companies to convert the amount of money specified above into shares of Common Stock at the Conversion Price in accordance with Section 4.2 of the Note. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion be issued in the name of and delivered to the undersigned unless otherwise indicated below. If the full unpaid amount of the Note is not being converted, the undersigned also hereby instructs the Companies to deliver a new Note to the undersigned in the amount which is not being converted. All capitalized terms not defined herein shall have the meanings ascribed to them in the Note.

Dated:
      -------------------------------------------------

Signature:
          ---------------------------------------------

Print Name:
           --------------------------------------------

Information for Issuance of Stock and Delivery of Stock Certificates:

Name:
     --------------------------------------------------

Address:
        -----------------------------------------------


----------------------------------------

No. of shares to be issued:
                           ----------------------------

Amount of new Note to be issued:
                                -----------------------

 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND
   MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE
AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS
  NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM
                   THE REGISTRATION REQUIREMENTS OF THE LAWS.


                           BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                   8% CONVERTIBLE SUBORDINATED PROMISSORY NOTE


$250,000.00                                               March 30, 2007


     FOR VALUE RECEIVED, the undersigned, BAYWOOD INTERNATIONAL, INC., a Nevada corporation ("Baywood") and BAYWOOD ACQUISITION, INC., a Nevada corporation and a wholly-owned subsidiary of Baywood ("Buyer"), each located at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260 (each of Baywood and Buyer may sometimes be referred to herein as a "Company", and together, the "Companies"), hereby, jointly and severally, promise to pay to the order of CHARLES UNG, an individual residing at 210 Crescent Glen Drive, Glendora, California 91741 ("Holder"), in lawful money of the United States, the principal amount of Two Hundred Fifty Thousand Dollars ($250,000), together with interest on the unpaid principal amount hereof, from the date hereof until the outstanding principal amount hereof shall be paid in full, at the rate of eight percent (8%) per annum computed on the basis of a 365-day year.

     1.     Note.  This  subordinated  promissory  note  (this  "Note") is being
            ----
delivered by the Companies to Holder in partial consideration for the purchase of the Purchased Assets and the LifeTime Business (as such terms are defined in that certain Asset Purchase Agreement, of even date herewith, by and among the Companies, LifeTime and the LifeTime Representatives defined therein, including Holder (the "Asset Purchase Agreement")). Unless otherwise stated herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2.     Payment.  The  principal  amount  of  this  Note shall be payable in
            -------
eight equal quarterly installments of THIRTY ONE THOUSAND TWO HUNDRED FIFTY DOLLARS ($31,250), on the last day of March, June, September and December, commencing June 30, 2007 through March 31, 2009.

Accrued interest shall be payable in arrears on each such installment payment date and at maturity. All payments shall be made in immediately available funds at Holder's address set forth in the Asset Purchase Agreement, or such other address as Holder may designate in writing to the Companies.

     3.     Prepayment.  Subject  to  Holder's prior right to convert all or any
            ----------
portion of this Note into shares of Common Stock (hereafter defined), this Note may be prepaid in whole or in part at any time or from time to time without premium or penalty or discount, together with accrued interest to the date of payment on the principal amount prepaid.

     4.     Optional  Conversion  of  Note.
            -------------------------------

          4.1.     Conversion  Procedure.
                   ---------------------

               (a) At any time Holder at his option may convert all or any portion of this Note into the number of shares (rounded to the nearest share) of common stock, par value $0.001 per share, of Baywood (the "Common Stock"), computed by dividing the principal amount of this Note to be converted together with the accrued interest on such principal amount by the Conversion Price (hereafter defined) then in effect.

               (b) Holder shall effect a conversion by surrendering this Note accompanied by a proper assignment thereof to the Companies together with a completed and duly executed conversion notice in the form annexed hereto. Such conversion of this Note will be deemed to have been effected as of the close of business on the date on which this Note and the duly completed exercise notice have been surrendered at the principal office of the Companies. At such time as such conversion has been effected, the rights of Holder to receive payments of principal and interest hereon will cease and Holder will be deemed to have become the holder of record of the shares of Common Stock represented thereby. Provisions of this Note that apply to conversion of all of this Note also apply to conversion of a portion of it.

               (c) As soon as possible after a conversion has been effected (but in any event within five (5) days after the surrender of this Note and the conversion notice to the Company), the Companies will deliver to Holder:

                         (i) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in the name of Holder in such denomination or denominations as Holder has specified; and

                        (ii) a new duly executed Note for the principal amount of this Note which was delivered to the Companies in connection with such conversion but which was not converted.

               (d) The issuance of certificates for shares of Common Stock upon conversion of this Note will be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by Baywood in connection with such conversion and the related issuance of shares of Common Stock. Baywood represents and warrants that upon conversion of this Note, the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

               (e) The Companies will not close their respective books against the transfer of this Note or of Common Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. Baywood will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock acquirable upon conversion of this Note is at all times equal to or less than the Conversion Price then in effect.

               (f) This Note, when delivered for conversion, shall be cancelled by the Companies.

          4.2     Conversion  Price.
                  -----------------

               (a) The initial Conversion Price will be $0.05 per share during the first twelve (12) months from the date hereof, $0.08 per share for months twelve (12) through twenty-four (24) from the date hereof, and $0.10 per share thereafter until the payment in full of this Note. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 4.2.

               (b)     Reorganization,  Reclassification,  Merger  or  Sale.  In
                       ----------------------------------------------------
     case Baywood shall effect a reorganization, shall merge with or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business and, pursuant to the terms of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of Baywood, successor or transferee or an affiliate thereof are to be received by or distributed to the holders of Common Stock, then Holder shall be provided with written notice from Baywood informing Holder of the terms of such reorganization, merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least ten (10) days in advance of such record date, and Holder shall have, in addition to the rights provided for herein, the right to receive, at Holder's election, either (i) upon conversion of this Note, the number of shares of stock or other securities, property or assets of Baywood, successor, transferee or affiliate thereof or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such event or (ii) the securities into which this Note is converted upon, or as a result of such reorganization, merger, consolidation or disposition of assets. The provisions of this paragraph (b) of this Section 4.2 shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

               (c)     Subdivision  or  Combination of Common Stock.  If Baywood
                       --------------------------------------------
     declares a dividend or other distribution payable in shares of Common Stock or any shares of a class or series convertible into Common Stock (together with the Common Stock, "Securities") or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Conversion Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall forthwith be adjusted to that price determined by multiplying the Conversion Price by a fraction (i) the numerator of which shall be the total number of outstanding shares of such Common Stock and Securities immediately prior to such dividend, other distribution, subdivision or combination and (ii) the denominator of which shall be the total number of outstanding shares of such Common Stock and Securities (including the number of shares of Common Stock into which such newly issued Securities are then convertible), immediately after such dividend, other distribution, subdivision or combination.

               (d) In case Baywood shall distribute to the holders of Common Stock evidences of indebtedness issued by Baywood, or assets (excluding cash dividends) then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution, the Conversion Price in effect thereafter shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be an amount equal to the remainder of (A) the Current Market Price (as hereafter defined) of one share of Common Stock less (B) the fair value (as determined in good faith by Baywood's board of directors) of the evidences of indebtedness or assets so distributed in respect of one share of Common Stock, as the case may be, and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock. Such adjustment shall be made on the date such distribution is made, and shall become effective at the opening of business on the business day following the record date for the determination of stockholders entitled to such distribution.

          For purposes of this Note, "Current Market Price" on any day of determination means the closing price of a share of Common Stock on the over-the-counter bulletin board as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the board of directors of Baywood for that purpose, or if not so available, a price determined in good faith by the board of directors of Buyer as being equal to the fair market value thereof, as the case may be.

               (e)     Notice  of  Adjustment.  Whenever  the  Conversion  Price
                       ----------------------
     shall be adjusted as provided in this Section 4.2, Baywood shall forthwith send by first class mail, postage prepaid to Holder at his address as shown in the records of Baywood a statement, certified by the chief financial officer of Baywood, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.

          4.3     Reservation  of  Common  Stock.  Baywood  shall  at  all times
                  ------------------------------
     reserve and keep available for issuance upon the conversion of this Note such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of this

     Note, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable. The transfer agent for any shares of Baywood's capital stock issuable upon the exercise of any of the rights of purchase aforesaid, will be authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be requisite for such purpose. Baywood will keep a copy of this Note on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of Baywood's capital stock issuable upon the exercise of the rights of purchase represented by the foregoing conversion rights. Baywood will supply the transfer agent with duly executed stock certificates for issue against exercise of the foregoing conversion rights and will provide or otherwise make available any cash which may be payable in lieu of fractional shares as provided hereinabove.

          4.4     No  Voting  Rights;  Limitations of Liability.  This Note will
                  ----------------------------------------------
     not entitle Holder to any voting rights or other rights as a stockholder of Baywood. No provision of this Note, in the absence of affirmative action by Holder to purchase Common Stock, and no enumeration in this Note of the rights or privileges of Holder, will give rise to any liability of such Holder for the Conversion Price of Common Stock acquirable by exercise hereof or as a stockholder of Baywood.

     5.     Subordination.  The  payment  of  this Note shall be subordinate and
            -------------
     junior in right of payment to the prior payment of senior debt pursuant to a Subordination Agreement of even date herewith, by and among Vineyard Bank, N.A., the Companies and the LifeTime Representatives, including Holder.

     6.     Events  of  Default;  Remedies.
            ------------------------------

          6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) Default by the Companies in the payment of the principal of or interest on this Note when and as the same shall become due and payable and such default shall continue for fifteen (15) days after written notice thereof from Holder; or

               (b) (i) Commencement by either Company of a voluntary case under the federal bankruptcy laws (as now of hereafter in effect);
     (ii) either Company applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets; (iii) either Company making a general assignment for the benefit of creditors; or (iv) the failure of either Company generally to pay its debts as they become due; or

               (c) The entry of a decree or order by any court of competent jurisdiction in respect of either Company granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect); or (ii) appointment of a trustee, receiver, custodian or liquidator for such Company or for a substantial part of its assets, and such case or proceeding shall continue undismissed or unstayed for a period of one hundred twenty (120) consecutive days.

          6.2 Upon the happening of any Event of Default hereunder, the entire principal sum and all interest thereon, at the option of Holder, may be declared and thereupon shall become immediately due and payable. In such event the Companies shall be responsible to pay all of Holder's reasonable costs of collection, including attorney's fees.

     7.     Notices.  All notices and other communications required or permitted
            -------
under this Note shall be made in accordance with the provisions of the Asset Purchase Agreement. The Companies waive presentment for payment, notice of non-payment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of any kind.

     8.      Amendment; Waiver.  This Note may not be amended or modified except
             -----------------
by an instrument in writing duly executed by the Companies and Holder. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.     Severability.  If  any provision hereof shall for any reason be held
            ------------
to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

     10.     Assignment.  This  Note  may  be  assigned,  pledged, negotiated or
             ----------
transferred by Holder and shall inure to the benefit of Holder, its successors and assigns.

     11.     Governing  Law  Waiver of Jury Trial.  This Note is made under, and
             ------------------------------------
shall be construed and enforced in accordance with, the internal laws of the State of Arizona, without regard to principles of conflicts of laws. The Companies irrevocably waive, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Note.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the 30th day of March, 2007.


                                             BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President & C.E.O.


                                             BAYWOOD  ACQUISITION,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President

                           [FORM OF CONVERSION NOTICE]
Baywood International, Inc.
Baywood Acquisition, Inc.
14950 North 83rd Place, Suite 1
Scottsdale, Arizona 85260

     The undersigned Holder of the 8% Subordinated Convertible Note of the Companies dated March __, 2007 hereby irrevocably exercises its option to convert [$_______] of unpaid principal and [$_______] of accrued interest on the
Note into shares of Common Stock of Baywood International, Inc., in accordance with the terms of the Note. The undersigned hereby delivers the Note to the Companies for such conversion. The undersigned hereby instructs the Companies to convert the amount of money specified above into shares of Common Stock at the Conversion Price in accordance with Section 4.2 of the Note. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion be issued in the name of and delivered to the undersigned unless otherwise indicated below. If the full unpaid amount of the Note is not being converted, the undersigned also hereby instructs the Companies to deliver a new Note to the undersigned in the amount which is not being converted. All capitalized terms not defined herein shall have the meanings ascribed to them in the Note.

Dated:
      ----------------------------------------------

Signature:
          ------------------------------------------

Print Name:
           -----------------------------------------

Information for Issuance of Stock and Delivery of Stock Certificates:

Name:
     -----------------------------------------------

Address:
        --------------------------------------------


------------------------------------

No. of shares to be issued:
                           -------------------------

Amount of new Note to be issued:
                                --------------------

 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND
   MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE
AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS
  NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM
                   THE REGISTRATION REQUIREMENTS OF THE LAWS.


                           BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                   8% CONVERTIBLE SUBORDINATED PROMISSORY NOTE


$250,000.00                                                March 30, 2007


     FOR VALUE RECEIVED, the undersigned, BAYWOOD INTERNATIONAL, INC., a Nevada corporation ("Baywood") and BAYWOOD ACQUISITION, INC., a Nevada corporation and a wholly-owned subsidiary of Baywood ("Buyer"), each located at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260 (each of Baywood and Buyer may sometimes be referred to herein as a "Company", and together, the "Companies"), hereby, jointly and severally, promise to pay to the order of M. AMIRUL KARIM, an individual residing at 12921 Berkhamsted Street, Cerritos, California 90703-7235 ("Holder"), in lawful money of the United States, the principal amount of Two Hundred Fifty Thousand Dollars ($250,000), together with interest on the unpaid principal amount hereof, from the date hereof until the outstanding principal amount hereof shall be paid in full, at the rate of eight percent (8%) per annum computed on the basis of a 365-day year.

     1.     Note.  This  subordinated  promissory  note  (this  "Note") is being
            ----
delivered by the Companies to Holder in partial consideration for the purchase of the Purchased Assets and the LifeTime Business (as such terms are defined in that certain Asset Purchase Agreement, of even date herewith, by and among the Companies, LifeTime and the LifeTime Representatives defined therein, including Holder (the "Asset Purchase Agreement")). Unless otherwise stated herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2.     Payment.  The  principal  amount  of  this  Note shall be payable in
            -------
eight equal quarterly installments of THIRTY ONE THOUSAND TWO HUNDRED FIFTY DOLLARS ($31,250), on the last day of March, June, September and December, commencing June 30, 2007 through March 31, 2009.

Accrued interest shall be payable in arrears on each such installment payment date and at maturity. All payments shall be made in immediately available funds at Holder's address set forth in the Asset Purchase Agreement, or such other address as Holder may designate in writing to the Companies.

     3.     Prepayment.  Subject  to  Holder's prior right to convert all or any
            ----------
portion of this Note into shares of Common Stock (hereafter defined), this Note may be prepaid in whole or in part at any time or from time to time without premium or penalty or discount, together with accrued interest to the date of payment on the principal amount prepaid.

     4.     Optional  Conversion  of  Note.
            -------------------------------

          4.1.     Conversion  Procedure.
                   ---------------------

               (a) At any time Holder at his option may convert all or any portion of this Note into the number of shares (rounded to the nearest share) of common stock, par value $0.001 per share, of Baywood (the "Common Stock"), computed by dividing the principal amount of this Note to be converted together with the accrued interest on such principal amount by the Conversion Price (hereafter defined) then in effect.

               (b) Holder shall effect a conversion by surrendering this Note accompanied by a proper assignment thereof to the Companies together with a completed and duly executed conversion notice in the form annexed hereto. Such conversion of this Note will be deemed to have been effected as of the close of business on the date on which this Note and the duly completed exercise notice have been surrendered at the principal office of the Companies. At such time as such conversion has been effected, the rights of Holder to receive payments of principal and interest hereon will cease and Holder will be deemed to have become the holder of record of the shares of Common Stock represented thereby. Provisions of this Note that apply to conversion of all of this Note also apply to conversion of a portion of it.

               (c) As soon as possible after a conversion has been effected (but in any event within five (5) days after the surrender of this Note and the conversion notice to the Company), the Companies will deliver to Holder:

                         (i) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in the name of Holder in such denomination or denominations as Holder has specified; and

                        (ii) a new duly executed Note for the principal amount of this Note which was delivered to the Companies in connection with such conversion but which was not converted.

               (d) The issuance of certificates for shares of Common Stock upon conversion of this Note will be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by Baywood in connection with such conversion and the related issuance of shares of Common Stock. Baywood represents and warrants that upon conversion of this Note, the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

               (e) The Companies will not close their respective books against the transfer of this Note or of Common Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. Baywood will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock acquirable upon conversion of this Note is at all times equal to or less than the Conversion Price then in effect.

               (f) This Note, when delivered for conversion, shall be cancelled by the Companies.

          4.2     Conversion  Price.
                  -----------------

               (a) The initial Conversion Price will be $0.05 per share during the first twelve (12) months from the date hereof, $0.08 per share for months twelve (12) through twenty-four (24) from the date hereof, and $0.10 per share thereafter until the payment in full of this Note. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 4.2.

               (b)     Reorganization,  Reclassification,  Merger  or  Sale.  In
                       ----------------------------------------------------
     case Baywood shall effect a reorganization, shall merge with or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business and, pursuant to the terms of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of Baywood, successor or transferee or an affiliate thereof are to be received by or distributed to the holders of Common Stock, then Holder shall be provided with written notice from Baywood informing Holder of the terms of such reorganization, merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least ten (10) days in advance of such record date, and Holder shall have, in addition to the rights provided for herein, the right to receive, at Holder's election, either (i) upon conversion of this Note, the number of shares of stock or other securities, property or assets of Baywood, successor, transferee or affiliate thereof or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such event or (ii) the securities into which this Note is converted upon, or as a result of such reorganization, merger, consolidation or disposition of assets. The provisions of this paragraph (b) of this Section 4.2 shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

               (c)     Subdivision  or  Combination of Common Stock.  If Baywood
                       --------------------------------------------
     declares a dividend or other distribution payable in shares of Common Stock or any shares of a class or series convertible into Common Stock (together with the Common Stock, "Securities") or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Conversion Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall forthwith be adjusted to that price determined by multiplying the Conversion Price by a fraction (i) the numerator of which shall be the total number of outstanding shares of such Common Stock and Securities immediately prior to such dividend, other distribution, subdivision or combination and (ii) the denominator of which shall be the total number of outstanding shares of such Common Stock and Securities (including the number of shares of Common Stock into which such newly issued Securities are then convertible), immediately after such dividend, other distribution, subdivision or combination.

               (d) In case Baywood shall distribute to the holders of Common Stock evidences of indebtedness issued by Baywood, or assets (excluding cash dividends) then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution, the Conversion Price in effect thereafter shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be an amount equal to the remainder of (A) the Current Market Price (as hereafter defined) of one share of Common Stock less (B) the fair value (as determined in good faith by Baywood's board of directors) of the evidences of indebtedness or assets so distributed in respect of one share of Common Stock, as the case may be, and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock. Such adjustment shall be made on the date such distribution is made, and shall become effective at the opening of business on the business day following the record date for the determination of stockholders entitled to such distribution.

          For purposes of this Note, "Current Market Price" on any day of determination means the closing price of a share of Common Stock on the over-the-counter bulletin board as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the board of directors of Baywood for that purpose, or if not so available, a price determined in good faith by the board of directors of Buyer as being equal to the fair market value thereof, as the case may be.

               (e)     Notice  of  Adjustment.  Whenever  the  Conversion  Price
                       ----------------------
     shall be adjusted as provided in this Section 4.2, Baywood shall forthwith send by first class mail, postage prepaid to Holder at his address as shown in the records of Baywood a statement, certified by the chief financial officer of Baywood, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.

          4.3     Reservation  of  Common  Stock.  Baywood  shall  at  all times
                  ------------------------------
     reserve and keep available for issuance upon the conversion of this Note such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of this

     Note, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable. The transfer agent for any shares of Baywood's capital stock issuable upon the exercise of any of the rights of purchase aforesaid, will be authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be requisite for such purpose. Baywood will keep a copy of this Note on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of Baywood's capital stock issuable upon the exercise of the rights of purchase represented by the foregoing conversion rights. Baywood will supply the transfer agent with duly executed stock certificates for issue against exercise of the foregoing conversion rights and will provide or otherwise make available any cash which may be payable in lieu of fractional shares as provided hereinabove.

          4.4     No  Voting  Rights;  Limitations of Liability.  This Note will
                  ----------------------------------------------
     not entitle Holder to any voting rights or other rights as a stockholder of Baywood. No provision of this Note, in the absence of affirmative action by Holder to purchase Common Stock, and no enumeration in this Note of the rights or privileges of Holder, will give rise to any liability of such Holder for the Conversion Price of Common Stock acquirable by exercise hereof or as a stockholder of Baywood.

     5.     Subordination.  The  payment  of  this Note shall be subordinate and
            -------------
     junior in right of payment to the prior payment of senior debt pursuant to a Subordination Agreement of even date herewith, by and among Vineyard Bank, N.A., the Companies and the LifeTime Representatives, including Holder.

     6.     Events  of  Default;  Remedies.
            ------------------------------

          6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) Default by the Companies in the payment of the principal of or interest on this Note when and as the same shall become due and payable and such default shall continue for fifteen (15) days after written notice thereof from Holder; or

               (b) (i) Commencement by either Company of a voluntary case under the federal bankruptcy laws (as now of hereafter in effect);
     (ii) either Company applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets; (iii) either Company making a general assignment for the benefit of creditors; or (iv) the failure of either Company generally to pay its debts as they become due; or

               (c) The entry of a decree or order by any court of competent jurisdiction in respect of either Company granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect); or (ii) appointment of a trustee, receiver, custodian or liquidator for such Company or for a substantial part of its assets, and such case or proceeding shall continue undismissed or unstayed for a period of one hundred twenty (120) consecutive days.

          6.2 Upon the happening of any Event of Default hereunder, the entire principal sum and all interest thereon, at the option of Holder, may be declared and thereupon shall become immediately due and payable. In such event the Companies shall be responsible to pay all of Holder's reasonable costs of collection, including attorney's fees.

     7.     Notices.  All notices and other communications required or permitted
            -------
under this Note shall be made in accordance with the provisions of the Asset Purchase Agreement. The Companies waive presentment for payment, notice of non-payment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of any kind.

     8.      Amendment; Waiver.  This Note may not be amended or modified except
             -----------------
by an instrument in writing duly executed by the Companies and Holder. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.     Severability.  If  any provision hereof shall for any reason be held
            ------------
to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

     10.     Assignment.  This  Note  may  be  assigned,  pledged, negotiated or
             ----------
transferred by Holder and shall inure to the benefit of Holder, its successors and assigns.

     11.     Governing  Law  Waiver of Jury Trial.  This Note is made under, and
             ------------------------------------
shall be construed and enforced in accordance with, the internal laws of the State of Arizona, without regard to principles of conflicts of laws. The Companies irrevocably waive, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Note.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the 30th day of March, 2007.


                                             BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President & C.E.O.


                                             BAYWOOD  ACQUISITION,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President

                           [FORM OF CONVERSION NOTICE]
Baywood International, Inc.
Baywood Acquisition, Inc.
14950 North 83rd Place, Suite 1
Scottsdale, Arizona 85260

     The undersigned Holder of the 8% Subordinated Convertible Note of the Companies dated March __, 2007 hereby irrevocably exercises its option to convert [$_______] of unpaid principal and [$_______] of accrued interest on the
Note into shares of Common Stock of Baywood International, Inc., in accordance with the terms of the Note. The undersigned hereby delivers the Note to the Companies for such conversion. The undersigned hereby instructs the Companies to convert the amount of money specified above into shares of Common Stock at the Conversion Price in accordance with Section 4.2 of the Note. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion be issued in the name of and delivered to the undersigned unless otherwise indicated below. If the full unpaid amount of the Note is not being converted, the undersigned also hereby instructs the Companies to deliver a new Note to the undersigned in the amount which is not being converted. All capitalized terms not defined herein shall have the meanings ascribed to them in the Note.

Dated:
      ---------------------------------------------

Signature:
          -----------------------------------------

Print Name:
           ----------------------------------------

Information for Issuance of Stock and Delivery of Stock Certificates:

Name:
     ----------------------------------------------

Address:
        -------------------------------------------


---------------------------------------

No. of shares to be issued:
                           ------------------------

Amount of new Note to be issued:
                                -------------------